Exhibit 10(f)

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

                  THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of April ___, 2004 (this "Amendment"), is made by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"), SPARKS EXHIBITS & ENVIRONMENTS CORP., a Pennsylvania corporation ("Leading Borrower"), SPARKS EXHIBITS & ENVIRONMENTS, LTD., a California corporation ("Second Borrower"), SPARKS EXHIBITS & ENVIRONMENTS, INC., a Georgia corporation ("Third Borrower"), and DMS STORE FIXTURES LLC, a Pennsylvania limited liability company ("Fourth Borrower"; Leading Borrower, Second Borrower, Third Borrower and Fourth Borrower, being collectively referred to herein as "Borrowers" and each a "Borrower").

                                  WITNESSETH :

                  WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement, dated as of February 6, 2004 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement); and

                  WHEREAS, Borrowers have requested that Lender amend the Loan Agreement, as more fully set forth herein, and Lender is willing to do so subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

                               STATEMENT OF TERMS

                  1. Amendment to Schedule A. Schedule A is hereby amended as follows:

                  (a) The following defined term is hereby added:

                           "Designated Account Debtor" shall mean each of the
Account Debtors listed in Schedule H attached hereto.

                  (b) Subparagraph (m) of the definition of "Eligible Accounts" is hereby amended and restated in its entirety as follows:

                           (m) that is not paid within 60 days from its due date or 120 days from its invoice date, except for the Designated Account Debtors, with respect to which any Account that is not paid within the number of days from its due date or its invoice date set forth opposite the name of each Designated Account Debtor in Schedule H attached hereto, or that are Accounts of an Account Debtor if 50% or more of the Accounts owing from such Account Debtor remain unpaid within such time periods.

                  (c) The definition of "Special Reserve" is hereby amended by deleting the term "$100,000" contained therein and inserting in place thereof the term "$125,000".

                  2. Elimination of Accrued Volume Rebate Reserve. The accrued volume rebate reserve presently in place is hereby eliminated.

                  3. Representations and Warranties. To induce Lender to enter into this Amendment, each Borrower hereby warrants and represents to Lender as follows: (a) each representation and warranty of such Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period); (b) no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; (c) such Borrower has the power and is duly authorized to enter into, deliver and perform its obligations under this Amendment and to perform its obligations under the Loan Agreement, as amended hereby; and (d) this Amendment and the Loan Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Borrower and is enforceable against such Borrower in accordance with its terms.

                  4. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

                  (a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by each Borrower;

                  (b) Each Guarantor shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning the same to Lender; and

                  (c) Lender shall have received an amendment fee in the amount of $2,500.

                  5. Continuing Effect of Loan Agreement. Except as expressly modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect, and are hereby ratified and continued including, without limitation, the provisions regarding confession of judgment.

                  6. Counterparts. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party via facsimile shall be deemed to be an original signature hereto.

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first set forth above.

                               SPARKS EXHIBITS & ENVIRONMENTS CORP.


                               By:   ___________________________
                               Name: Robert B. Ginsburg
                               Title:Chief Financial Officer

                               SPARKS EXHIBITS & ENVIRONMENTS, LTD.

                               By:   ____________________________
                               Name: Robert B. Ginsburg
                               Title:Chief Financial Officer

                               SPARKS EXHIBITS & ENVIRONMENTS, INC.


                               By:   ___________________________
                               Name: Robert B. Ginsburg
                               Title:Chief Financial Officer

                               DMS STORE FIXTURES LLC


                               By:   ___________________________
                               Name: Robert B. Ginsburg
                               Title:Chief Financial Officer


                               GENERAL ELECTRIC CAPITAL CORPORATION

                               By:_______________________________
                           Name:  Jeffrey Zinn
                          Title:  Duly Authorized Signatory



Each of the undersigned Guarantors, intending to be legally bound, does hereby consent to the execution, delivery and performance of the within and foregoing Amendment, and confirms and reaffirms, without setoff, counterclaim, deduction or other claim of avoidance of any nature, the continuing effect of such Guarantor's guarantee of the Obligations after giving effect to the foregoing Amendment.

ACKNOWLEDGED and AGREED to as of the date first set forth above:

SPARKS EXHIBITS & ENVIRONMENTS CORP.

By:      _______________________
Name:    Robert B. Ginsburg
Title:   Chief Financial Officer

SPARKS EXHIBITS & ENVIRONMENTS, LTD.

By:   ____________________________
Name: Robert B. Ginsburg
Title:Chief Financial Officer


SPARKS EXHIBITS & ENVIRONMENTS, INC.


By:    ___________________________
Name:  Robert B. Ginsburg
Title: Chief Financial Officer

DMS STORE FIXTURES LLC


By:   ___________________________
Name: Robert B. Ginsburg
Title:Chief Financial Officer


MARLTON TECHNOLOGIES, INC.


By:    _________________________
Name:  Robert B. Ginsburg
Title: Chief Executive Officer

SPARKS EXHIBITS HOLDING CORPORATION


By:     _____________________________
Name:   Robert B. Ginsburg
Title:  Chief Financial Officer

SPARKS EXHIBITS & ENVIRONMENTS INCORPORATED


By:   ______________________________
Name: Robert B. Ginsburg
Title:Chief Financial Officer

SPARKS EXHIBITS & ENVIRONMENTS COMPANY

By:    ______________________________
Name:  Robert B. Ginsburg
Title: Chief Financial Officer

                                   SCHEDULE H

                     Designated Account Debtor Payment Terms

       Designated Account Debtor               Days from Due Date              Days from Invoice Date
---------------------------------------- ------------------------------- -----------------------------------
Leading Borrower:
---------------------------------------- ------------------------------- -----------------------------------
Adidas                                                 90                               150
---------------------------------------- ------------------------------- -----------------------------------
Astra Zeneca                                           75                               120
---------------------------------------- ------------------------------- -----------------------------------
Boston Scientific                                     105                               150
---------------------------------------- ------------------------------- -----------------------------------
Ciena                                                  90                               150
---------------------------------------- ------------------------------- -----------------------------------
DuPont                                                 90                               150
---------------------------------------- ------------------------------- -----------------------------------
GE Water Tech                                          75                               150
---------------------------------------- ------------------------------- -----------------------------------
Hewlett Packard                                        75                               120
---------------------------------------- ------------------------------- -----------------------------------
McKesson                                               90                               150
---------------------------------------- ------------------------------- -----------------------------------
Motorola                                               90                               150
---------------------------------------- ------------------------------- -----------------------------------
Okidata                                                90                               150
---------------------------------------- ------------------------------- -----------------------------------
Telecordia                                             75                               120
---------------------------------------- ------------------------------- -----------------------------------
Eastman                                                75                               120
---------------------------------------- ------------------------------- -----------------------------------
Philips                                                90                               150
---------------------------------------- ------------------------------- -----------------------------------
JDS                                                    75                               120
---------------------------------------- ------------------------------- -----------------------------------
Philips Semiconductors                                 90                               150
---------------------------------------- ------------------------------- -----------------------------------
Toshiba                                               105                               150
---------------------------------------- ------------------------------- -----------------------------------
Fourth Borrower:
---------------------------------------- ------------------------------- -----------------------------------
Abercrombie & Fitch                                    90                               150
---------------------------------------- ------------------------------- -----------------------------------
Jos. A. Banks                                          90                               150
---------------------------------------- ------------------------------- -----------------------------------